                                                                                                   Exhibit 99 (b)

                                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                                       AS ADOPTED PURSUANT TO SECTION 906 OF
                                          THE SARBANES-OXLEY ACT OF 2002

         In connection  with the Quarterly  Report of West  Pharmaceutical  Services,  Inc. (the "Company") on Form
10-Q for the period  ending March 31, 2003 filed with the  Securities  and Exchange  Commission  on the date hereof
(the "Report"), I, Linda R. Altemus, Vice President and Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the  requirements  of Section 13(a) or 15(d) of the  Securities  Exchange Act of
1934; and

(2) The information contained in the Report fairly presents,  in all material respects,  the financial position and results of operations of the Company.

/s/ Linda R. Altemus
---------------------
Linda R. Altemus
Vice President and
Chief Financial Officer

May 13, 2003